THIS NOTE MAY ONLY BE SOLD,  ASSIGNED OR  OTHERWISE  TRANSFERRED  TO AN
         "ACCREDITED INVESTOR," AS DEFINED IN RULE 501(a)(1), (2) OR (3) UNDER REGULATION D OF THE SECURITIES ACT OF 1933. NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, WITHOUT THE WRITTEN CONSENT OF THE COMPANY, THIS NOTE SHALL NOT BE HYPOTHECATED OR BROKEN UP INTO MORE THAN ONE NOTE AND THERE SHALL ONLY BE ONE NOTEHOLDER.

                        SECURED DRAW DOWN PROMISSORY NOTE


Not to Exceed $4,000,000.00

                                                                      Lehi, Utah
                                                                   June 12, 1998


         FOR VALUE RECEIVED, COVOL TECHNOLOGIES, INC., a Utah corporation (the "Company"), hereby promises to pay to the order of TRANS PACIFIC STORES, LTD., a Hawaiian corporation (the "Lender"), at 555 Zang Street, Suite 300, Lakewood, CO 80228, or at such other place as the Lender may designate in writing, in accordance with Section 2 of this Note, the maximum principal amount of Four Million Dollars ($4,000,000.00), or such lesser amount as is advanced, in lawful money of the United States, with interest thereon to accrue pursuant to Section of this Note.

         1. Undefined Terms. All terms not defined in this Note are used as set forth in the Security Agreement of even date between the parties.

         2. Maturity Date. Interest on the outstanding principal balance shall accrue at a rate equal to eighteen percent (18%) per annum (the "Interest Rate"). Interest shall be calculated on the basis of a 365-day year and the actual number of days elapsed. On the four-month anniversary of this Note, the Interest Rate shall be adjusted to twenty-two percent (22%) per annum, until the Loan, including all principal and interest has been paid in full. Interest shall accrue on the unadvanced portion of the maximum principal amount, including amounts paid by the Company as partial repayment of the Loan, at the rate of one percent (1%) per annum until the Loan is paid in full. The unpaid principal amount owing and any and all interest due hereunder shall be due and payable in full on or before twelve months following execution of this Note. Interest shall accrue on this Note as set forth in this Section until the principal is paid in full.

         3. Payment of Interest. Interest due hereunder shall be paid on a quarterly basis.

         4. Advances. Principal of this Note shall be increased incrementally as advances are made following Draw Requests (as defined below) submitted pursuant to the procedure set forth in the remainder of the section. The Company shall request each advance of principal with respect to this Note by delivering to the Lender a written draw request ("Draw Request") for advance, the form of which is attached as Exhibit A, not less than two (2) business days prior to the date on which the advance is requested to be made. No Draw Requests can be made by the Company after the four-month anniversary of this Note. Each Draw Request shall be signed by any one of the following officers of the Company: Brent M. Cook, Stanley M. Kimball, Steven G. Stewart, Asael T. Sorensen or Harlan M. Hatfield or such other person as the Company may designate from time to time. Each such request shall specify the proposed date of the advance and the amount thereof and shall contain a certification (i) that the Company is not in default under the Note or the Security Agreement and (ii) that no event which, with the passage of time or the giving of notice, or both, would give rise to a default has occurred and is continuing. The Lender shall fund, within such two (2) day period, the amounts requested in such Draw Request unless an uncured Event of Default exists. Each advance, the date thereof and the then outstanding principal amount of the Note, as evidenced by the Lender's signature, shall be recorded by the Lender in Schedule A attached hereto.

         5. Prepayment. The Company shall have the right to prepay all or any portion of the Note prior to maturity without the payment of any prepayment penalty. Any payments made prior to the maturity date of the Note, as set forth in Section 3, shall be credited first against the unpaid interest due, with no payments being applied to principal until the accrued interest has been fully paid.

         6. Security. As security for the obligations under the Note, the Company shall, pursuant to a separate Security Agreement, dated of even date herewith, (the "Security Agreement"), by and between the Lender and the Company, grant, convey, and assign to the Lender a security interest in the following:
(i) For $2,200,000 outstanding at any time, the Collateral is a continuing interest in that certain promissory note as amended ("Promissory Note") dated August 1996, between the Company and Gerald M. Larson; and (ii) The Collateral for amounts in excess of $2,200,000 up to an additional $1,800,000 is a continuing interest in future cash flows payable to the Company pursuant to the agreement between A.T. Massey ("Massey") and the Company dated December 4, 1997 for the construction, operation and sale of two 360,000 ton synthetic fuel manufacturing facilities. The Company agrees to take any and all reasonable steps required by the Lender, to protect, evidence, give effect to or give notice of Lender's security interest, and shall pay all costs in connection therewith. Notwithstanding the foregoing, recourse by the Lender against the Company is not limited to the Collateral, and the Company will be responsible for the entire Loan obligation, including principal and interest.

         7. Usury Laws. Notwithstanding anything to the contrary contained herein or in the Security Agreement, all agreements between the Company and the Lender are hereby expressly limited so that in no contingency or event whatsoever shall the total liability for payments in the nature of interest, additional interest, and other charges exceed the applicable limits imposed by the usury laws of the State of Utah. If any payments in the nature of interest, additional interest, or other charges made hereunder or under the Security Agreement are held to be in excess of the applicable limits imposed by the usury laws of the State of Utah, it is agreed that any such amount held to be in excess shall be considered payment of principal hereunder, and the indebtedness evidenced hereby shall ipso facto be reduced by such amount so that the total liability for payments in the nature of interest, additional interest, and other charges shall not exceed the applicable limits imposed by the usury laws of the State of Utah, in compliance with the desires of the Company and the Lender. This provision shall never be superseded or waived and shall control every other provision of this Note and all agreements between the Company and Lender or Lender's successors or assigns.

         8. Default. For purposes of this Note, the occurrence of the following shall constitute an "Event of Default" which shall permit the Lender to declare all principal of and interest on this Note to be immediately due and payable:

                  (a) Any petition is filed by or against the Company under any law pertaining to reorganization, insolvency or rescheduling of debts which is not dismissed within thirty (30) days, or the Company makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due;

                  (b) Any material garnishment, attachment or levy is issued against the Collateral by any party other than Lender; or

                  (c) Any default occurs in payment or performance of any obligations of the Company, or any breach of a representation or warranty of the Company, under the provisions of this Note or the Security Agreement, executed in connection herewith; provided, however, that any such default shall not be deemed an Event of Default until the Company receives written notice of such event and the Company fails to cure such default within thirty (30) days after receipt of such notice.

         9. Acceleration, Waiver. Upon the occurrence of an uncured Event of Default, the Lender may declare this Note immediately due and payable.

         10. Immunity of Officers, Directors and Employees. No recourse shall be had for the payment of the principal or interest on this Note or for any claim based thereon or otherwise in any manner in respect thereof, to or against any officer, director or employee of the Company, either directly or through the Company, whether by virtue of any constitutional provision or statute or rule of law, or by the enforcement of any assessment or penalty, or in any other manner, all such liability being expressly waived and released by the acceptance of this Note and as part of the consideration for the issue thereof.

         11. Securities Laws. This Note has not been registered under the Securities Act of 1933, as amended (the "Act"), or registered or otherwise qualified for sale under the securities laws of any state. The Lender by receipt of this Note acknowledges that it and all of its equity owners are "accredited investors" within the meaning of Regulation D of the Act and that the Lender has reviewed the public filings with the Securities and Exchange Commission ("SEC") of the Company, and has otherwise had the opportunity to ask questions of the Company regarding its business activities.

         12. Notices. All notices required to be given under this Note shall be in writing and shall be personally delivered or sent by regular, express or certified first-class mail or express mail, or by express courier, charges prepaid or incurred for the account of the sender. Such notices shall be addressed to the addresses as set forth in the Security Agreement.

         13. Necessary Documents. Each of the parties agrees to execute and provide, at the request of the other parties, any and all other documents or other necessary written instruments as may be reasonable necessary to effectuate the purposes of this Note.

         14. Governing Law. This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Utah.

         IN WITNESS WHEREOF, the Company has executed this Note as of the date first written above.


                                            COVOL TECHNOLOGIES, INC.

                                            By: /s/ Stanley M. Kimball
                                               ---------------------------
                                            Title:   CFO

                                            Address:
                                            3280 N. Frontage Road
                                            Lehi, Utah 84043
                                            (801) 768-4481

ATTEST:

By:/s/ Asael T. Sorensen, Jr.
   -----------------------------
Name: Asael T. Sorensen, Jr.
Title: Secretary

                                   SCHEDULE A

                                   Draw Record

====================== ================ ===================== ==================
                                                                  Outstanding
                                                                   Principal
 Amount of Advance(1)  Date of Advance   Signature of Lender        Amount ($)
---------------------- ---------------- --------------------- ------------------

---------------------- ---------------- --------------------- ------------------

---------------------- ---------------- --------------------- ------------------

---------------------- ---------------- --------------------- ------------------

---------------------- ---------------- --------------------- ------------------

---------------------- ---------------- --------------------- ------------------

---------------------- ---------------- --------------------- ------------------

---------------------- ---------------- --------------------- ------------------

---------------------- ---------------- --------------------- ------------------

---------------------- ---------------- --------------------- ------------------

---------------------- ---------------- --------------------- ------------------

---------------------- ---------------- --------------------- ------------------

---------------------- ---------------- --------------------- ------------------

---------------------- ---------------- --------------------- ------------------

---------------------- ---------------- --------------------- ------------------

---------------------- ---------------- --------------------- ------------------

---------------------- ---------------- --------------------- ------------------

---------------------- ---------------- --------------------- ------------------

---------------------- ---------------- --------------------- ------------------

---------------------- ---------------- --------------------- ------------------

====================== ================ ===================== ==================

                                   EXHIBIT "A"

                              DRAW REQUEST NO. ___

                           NOT TO EXCEED $4,000,000.00



TO:      TRANS PACIFIC STORES, LTD. (the "Lender")


         This Draw Request is made pursuant to Section 3 of that certain Secured Draw Down Promissory Note dated June 12, 1998 (the "Note"). Lender is hereby directed to advance funds for payment of the expenses and capital costs of the Company as defined in that certain Security Agreement dated June 12, 1998 between Lender and the undersigned (the "Security Agreement") as follows:

------------------- -------------------------- --------------------------------
  Company/Payee         Purpose of Payment                Amount
------------------- -------------------------- --------------------------------

------------------- -------------------------- --------------------------------

------------------- -------------------------- --------------------------------

------------------- -------------------------- --------------------------------

------------------- -------------------------- --------------------------------

------------------- -------------------------- --------------------------------

------------------- -------------------------- --------------------------------
------------------- -------------------------- --------------------------------
                                               TOTAL
------------------- -------------------------- --------------------------------

         The obligation for which such payment is requested was properly incurred, is a proper expense or capital cost of the Company and has not been the basis of a previous advance. Covol Technologies, Inc., is not on the date hereof in default of any of its representations, warranties and covenants contained in the Note or in the Security Agreement.

                            COVOL TECHNOLOGIES, INC.



Dated: __________, 1998                     By:______________________________